Statements of Operations (Quarterly) (Unaudited) (Quarterly, USD $)	2 Months Ended	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2014
Quarterly
Sales	$ 38,616	$ 73,919
Cost of Sales	15,511	20,344
Gross Profit	23,105	53,575
COSTS AND EXPENSES:
General and administrative expenses	26,850	43,570
Advertising and marketing	1,325	9,198
Total Cost and expenses	28,175	52,768
NET LOSS	$ (5,070)	$ 807